First Investors Life Series		Ticker Symbol
Covered Call Strategy Fund		- -
Summary Prospectus	August 1, 2017
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find this and other information about the Fund, including the statement of additional information (“SAI”) and most recent reports to shareholders, at www.foresters.com/lifeprospectuses. You can also get this information at no cost by calling 1(800) 423-4026 or by emailing investorservices@foresters.com. The Fund’s prospectus and SAI, dated May 1, 2017, as each may be amended or supplemented, and the financial statements in the annual report to shareholders, dated December 31, 2016, are incorporated herein by reference.

Investment Objective:  The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  Investments in the Fund can only be made through a variable annuity contract or life insurance policy offered by a participating insurance company.  This table does not reflect the fees and expenses that are or may be imposed by a variable annuity contract or life insurance policy for which the Fund is an investment option.  For information regarding those fees and expenses, please refer to the applicable variable annuity contract or life insurance policy prospectus.  If those fees and expenses were included, the overall fees and expenses shown in the table would be higher.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.98%
Total Annual Fund Operating Expenses	1.73%

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The table below does not include the fees or expenses that are or may be imposed by a variable annuity contract or life insurance policy for which the Fund is an investment option.  If they were included, the expenses shown in the table below would be higher.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Covered Call Strategy Fund	$176	$545	$939	$2,041

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  From the Fund’s inception date, May 2, 2016, to its fiscal year end, the Fund’s portfolio turnover rate was 96% of the average value of its portfolio.

Principal Investment Strategies:  The Fund invests in a portfolio of equity securities and writes (sells) call options on those securities.  Under normal circumstances, the Fund writes (sells) call options on at least 80% of the Fund’s total assets.  The Fund normally writes (sells) covered call options listed on U.S. exchanges on the equity securities held by the Fund to seek to lower the overall volatility of the Fund’s portfolio, protect the Fund from market declines and generate income.  The Fund’s equity investments consist primarily of common stocks of large-size U.S. companies, certain of which may pay dividends, and U.S. dollar-denominated equity securities of foreign issuers (i.e., American Depositary Receipts (“ADRs”)), traded on U.S. securities exchanges.  To a lesser extent, the Fund may also invest in and write (sell) covered call options on securities of mid- and small-capitalization issuers and exchange-traded funds (“ETFs”) that track certain market indices, such as the S&P 500. The nature of the Fund is such that it may be expected to underperform equity markets during periods of sharply rising equity prices; conversely, the Fund seeks to reduce losses relative to equity markets during periods of declining equity prices.

A call option gives the purchaser of the option the right to buy, and the writer, in this case, the Fund, the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the underlying security during the option period. Covered call options may be sold up to the number of shares of the equity securities held by the Fund.

In selecting investments, the Fund’s subadviser considers the following, among other criteria: a) companies in an industry with a large market share or significant revenues that fit the Fund’s investment strategy; b) companies with new products or a potentially positive change in management; c) recent or anticipated fundamental improvements in industry environment; and d) in some circumstances, companies that are out of favor.  Call options written by the Fund are designed to create income, lower the overall volatility of the Fund’s portfolio and mitigate the impact of market declines.  The Fund’s subadviser considers several factors when writing (selling) call options, including the overall equity market outlook, sector and/or industry attractiveness, individual security considerations, and relative and/or historical levels of option premiums.

The Fund may sell a security based on the following, among other criteria: a) a defined deterioration in operating fundamentals and/or a significant negative outlook from management; b) a large appreciation in the stock price leads to overvaluation relative to itself and its peers historically; c) significant management turnover at the senior level; or d) a change in the stage of the market cycle.  The subadviser considers the period from one recession to the next recession a full market cycle.  The subadviser writes call options based upon the subadviser’s outlook on the economy and stock market and analysis of individual stocks, which can impact the strike price and expiration of a call option.  Generally, higher implied volatility will lead to longer expirations, locking in potentially higher call premiums, whereas lower implied volatility will tend to lead to shorter-dated options.  The writing of covered call options may result in frequent trading and a high portfolio turnover rate.

Principal Risks:  You can lose money by investing in the Fund.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:

American Depositary Receipts Risk.  ADRs may involve many of the same risks as direct investments in foreign securities, including currency exchange fluctuations, less liquidity and more volatility, governmental regulations, and the potential for political and economic instability.

Call Options Risk.  Writing call options to generate income and to potentially hedge against market declines involves risks, such as potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used.  By writing covered call options, the Fund will give up the opportunity to benefit from potential increases in the value of a Fund asset above the exercise price, but will bear the risk of declines in the value of the asset. Writing call options may expose the Fund to significant additional costs.  Derivatives may be difficult to sell, unwind or value.

Dividend Risk.  At times, the Fund may not be able to identify attractive dividend-paying stocks.  The income received by the Fund will also fluctuate due to the amount of dividends that companies elect to pay.

Exchange-Traded Funds Risk.  The risks of investing in securities of ETFs typically reflect the risks of the types of instruments in which the ETF invests. In addition, because ETFs are investment companies, the Fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, the Fund’s operating expenses may be higher and performance may be lower.

High Portfolio Turnover Risk.  High portfolio turnover could increase the Fund’s transaction costs, and negatively impact performance.

Market Risk.  Stock prices may decline over short or even extended periods not only because of company-specific developments, but also due to general economic and market conditions, adverse political or regulatory developments or a change in interest rates.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet redemptions.

Mid-Size and Small-Size Company Risk.  The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  At times, it may be difficult for the Fund to sell mid- to small-size company stocks at reasonable prices.

Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet expectations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:  Performance information for the Fund is not provided because the Fund commenced operations May 2, 2016 and it does not have a full calendar year of performance.  The performance information, when available, will provide some indication of the risks of investing in the Fund.  The information will also show changes in the Fund’s performance from year to year and show how the Fund’s returns compare to those of a broad measure of market performance.  Past performance is not necessarily an indication of how the Fund will perform in the future.

Investment Adviser:  Foresters Investment Management Company, Inc. is the Fund’s investment adviser and Ziegler Capital Management, LLC serves as subadviser to the Fund.

Portfolio Manager:  Wiley D. Angell and Sean C. Hughes, CFA have served as the Fund’s portfolio managers since inception of the Fund in 2016.

Purchase and Sale of Fund Shares: Investments in the Fund can only be made through a purchase of a variable annuity contract or variable life insurance policy for which the Fund is an investment option. You may wish to contact the issuing insurance company and/or refer to the applicable contract or policy prospectus for information on how to purchase and sell shares of the Fund.

Tax Information: The Fund currently sells its shares only to participating insurance companies for allocation to their separate accounts. Accordingly, you generally will not be subject to federal income tax as the result of purchases or redemptions or exchanges of Fund shares, Fund dividends, or other distributions by the Fund. However, there may be tax consequences associated with investing in the variable annuity contracts and life insurance policies. For information concerning federal income tax consequences for accountholders of such contracts or policies, accountholders should consult with the issuing insurance company and refer to the applicable contract or policy prospectus.

Payments To Insurance Companies and Other Financial Intermediaries: The Fund and its related companies may make payments to an issuing insurance company, its affiliates, or other financial intermediaries for distribution and/or other services. These payments may be a factor that an insurance company considers in including the Fund as an underlying investment option for a variable annuity contract or life insurance policy. These payments may create a conflict of interest by influencing your financial representative or the insurance company or other financial intermediary to recommend a First Investors Fund over another investment. You may contact your financial representative or visit your insurance company’s or financial intermediary’s website for more information.

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